SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 28, 2007

Winmark Corporation

(Exact Name of Registrant as Specified in Its Charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

000-22012	41-1622691
(Commission File Number)	(I.R.S. Employer Identification Number)

4200 Dahlberg Drive, Suite 100 Golden Valley, MN 55422-4837

(Address of Principal Executive Offices) (Zip Code)

(612) 520-8500

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into Material Definitive Agreement.

On June 28, 2007, John L. Morgan, chief executive officer and chairman of Winmark Corporation (“Winmark”), subscribed for and purchased $1,000,000 of three year maturity unsecured subordinated notes on a monthly interest payment schedule at the rates described in the Interest Rate Supplement filed on Form 424B2 with the Securities and Exchange Commission on April 3, 2007 (“Interest Rate Supplement”) offered by Winmark pursuant to a prospectus and related documents declared effective on March 30, 2007 (“Prospectus”).  In connection with his investment, Mr. Morgan agreed that his notes would be voted consistent with the majority of the remaining noteholders in an event of default.

Item 9.01 Financial Statements and Exhibits.

(d)   Exhibits:

10.1	Form of Subscription Agreement (Exhibit 4.4)(1)

10.2	Interest Rate Supplement (2)

(1)	Incorporated by reference to the specified exhibit to the Registration Statement on Form S-1, effective March 30, 2007 (Reg. No. 333-133393)

(2)	Incorporated by reference to the Form 424(b) filing on April 3, 2007, supplementing the Prospectus filed on Form S-1, effective March 30, 2007 (Reg. No. 333-133393)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINMARK CORPORATION

Date: July 3, 2007	By:	/s/ Catherine P. Heaven
Catherine P. Heaven
General Counsel

EXHIBIT INDEX

to

Form 8-K

Winmark Corporation

10.1	Form of Subscription Agreement (Exhibit 4.4)(1)

10.2	Interest Rate Supplement (2)

(1)	Incorporated by reference to the specified exhibit to the Registration Statement on Form S-1, effective March 30, 2007 (Reg. No. 333-133393)

(2)	Incorporated by reference to the Form 424(b) filing on April 3, 2007, supplementing the Prospectus filed on Form S-1, effective March 30, 2007 (Reg. No. 333-133393)